Financial Results and Supplemental Information FIRST QUARTER 2026 May 6, 2026 Exhibit 99.2 24225 W. Lorenzo Road Wilmington, IL

2 Table of Contents 3 First Quarter Highlights and Full Year Guidance 8 Financial Information 17 Portfolio Information 29 Appendix 38 Warning Concerning Forward-Looking Statements SVC Nasdaq Listed Trading Symbol: Common Shares: SVC Investor Relations Contact: Kevin Barry, Senior Director (617) 796-8232 ir@svcreit.com Corporate Headquarters: Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458-1634 www.svcreit.com All amounts in this presentation are unaudited. Additional information and reconciliations of Non-GAAP Financial Measures to amounts determined in accordance with U.S. GAAP appear in the Appendix to this presentation. Please refer to Non-GAAP Financial Measures and Certain Definitions for terms used throughout this presentation.

3RETURN TO TABLE OF CONTENTS First Quarter Highlights and Full Year Guidance

4RETURN TO TABLE OF CONTENTS Newton, MA (May 6, 2026): Service Properties Trust (Nasdaq: SVC) today announced its financial results for the quarter ended March 31, 2026. Distribution: SVC declared a quarterly distribution on its common shares of $0.01 per share to shareholders of record as of the close of business on April 21, 2026. This distribution will be paid on or about May 14, 2026. Conference Call: A conference call to discuss SVC’s first quarter results will be held on Thursday, May 7, 2026 at 10:00 a.m. Eastern Time. The conference call may be accessed by dialing (877) 329-3720 or (412) 317-5434 (if calling from outside the United States and Canada); a pass code is not required. A replay will be available for one week by dialing (855) 669-9658; the replay pass code is 1683910. A live audio webcast of the conference call will also be available in a listen only mode on SVC’s website, at www.svcreit.com. The archived webcast will be available for replay on SVC’s website after the call. The transcription, recording and retransmission in any way of SVC’s first quarter conference call are strictly prohibited without the prior written consent of SVC. About Service Properties Trust: SVC is a real estate investment trust, or REIT, with $9.9 billion invested in two asset categories: service- focused retail net lease properties and hotels. As of March 31, 2026, SVC owned 761 service-focused retail net lease properties with over 13.6 million square feet throughout the United States and 93 hotels with over 21,000 guest rooms throughout the United States, including Puerto Rico, and Canada. SVC is managed by The RMR Group (Nasdaq: RMR), a leading U.S. alternative asset management company with over $37 billion in assets under management as of March 31, 2026, and 40 years of institutional experience in buying, selling, financing and operating commercial real estate. SVC is headquartered in Newton, MA. For more information, visit www.svcreit.com. Service Properties Trust Announces First Quarter 2026 Financial Results “Since the beginning of the year, we have made measurable progress advancing SVC’s strategic transformation while significantly strengthening our financial profile. During the quarter, we closed on a $745 million asset-backed securitization with a 5.96% weighted average coupon and followed with a $575 million equity raise in April. Together with cash on hand, these actions enabled us to address more than $1.5 billion of debt maturities, positioning the company with lower leverage and improved free cash flow generation. Operational execution remains a priority as we continued our capital recycling program and active asset management across both our hotel and net lease properties. With an improved debt maturity ladder and a more focused portfolio, we believe SVC is increasingly positioned to deliver long-term growth.” Christopher Bilotto President and Chief Executive Officer

5RETURN TO TABLE OF CONTENTS First Quarter 2026 Highlights Financial Results • Net loss of $151.2 million, or $0.91 per common share. • Normalized FFO of $7.4 million, or $0.04 per common share. • Adjusted EBITDAre of $107.5 million. Portfolio Update • Hotel RevPAR of $103.90. • Adjusted Hotel EBITDA of $17.9 million. • Net lease NOI of $92.4 million. • Net lease occupancy of 96.6%. • Net lease rent coverage of 2.01x. Update on Hotel Sales • Sold one hotel with a total of 133 keys for a sales price of $7.1 million. • Currently marketing 15 Sonesta hotels with a total of 3,022 keys for sale. Investment Activity First Quarter Activity: • Invested $21.5 million in capital expenditures. • Acquired three net lease properties with a total of 8,788 square feet for a combined purchase price of $7.4 million, a weighted average lease term of 15.6 years and rent coverage of 4.17x. • Sold two net lease properties with a total of 4,712 square feet for a combined sales price of $1.3 million. Since April 1, 2026: • Acquired one net lease property with 3,200 square feet for a purchase price of $1.8 million, a weighted average lease term of 15.0 years and rent coverage of 2.00x. • Sold 11 net lease properties with a total of 88,084 square feet for a combined sales price of $9.2 million. Note: All purchases and sales prices referenced in the highlights exclude closing costs.

6RETURN TO TABLE OF CONTENTS First Quarter 2026 Highlights (Continued) Financing & Liquidity First Quarter Activity: • Redeemed $300.0 million of 4.95% senior unsecured notes due 2027 for a redemption price equal to the principal amount plus accrued interest and the make whole amount of $1.6 million, using cash on hand. • Issued $745.0 million in principal amount of net lease mortgage notes at a weighted average coupon rate of each class of notes of 5.96%. The net proceeds from this issuance were approximately $722.2 million after initial purchaser discounts and offering costs. • Redeemed $700.0 million of 8.375% senior guaranteed unsecured notes due 2029 for a redemption price equal to the principal amount plus accrued interest and the make whole amount of $37.1 million, using the net proceeds from the net lease mortgage notes transaction and cash on hand. Since April 1, 2026: • In April 2026, issued and sold 479.2 million common shares at $1.20 per common share in an underwritten public offering generating net proceeds of approximately $542.3 million, after payment of the underwriters’ discount and other offering expenses. • In April 2026, redeemed all $450.0 million of outstanding 5.50% senior guaranteed unsecured notes due 2027 for a redemption price equal to the principal amount plus accrued interest and the make whole amount of $7.2 million, using the net proceeds from the April 2026 equity offering. • In May 2026, redeemed all $100.0 million of outstanding 4.95% senior unsecured notes due 2027 for a redemption price equal to the principal amount plus accrued interest and the make whole amount of $0.2 million, using the net proceeds from the April 2026 equity offering and cash on hand. • SVC currently has no amounts outstanding under its $650.0 million revolving credit facility.

7RETURN TO TABLE OF CONTENTS Full Year 2026 Guidance (amounts in thousands, except RevPAR, share amounts and per share data) Current Full Year 2026 Guidance (1) Previous Full Year 2026 Guidance Change at Midpoint Low End High End Low End High End Total RevPAR $ 108.00 $ 113.00 $ 108.00 $ 113.00 $ — Hotel EBITDA $ 124,000 $ 144,000 $ 124,000 $ 144,000 $ — Net Lease NOI $ 380,000 $ 386,000 $ 380,000 $ 386,000 $ — Adjusted EBITDAre $ 500,000 $ 520,000 $ 500,000 $ 520,000 $ — Normalized FFO $ 124,000 $ 144,000 $ 110,000 $ 130,000 $ 14,000 Normalized FFO Per Common Share (2) $ 0.24 $ 0.27 $ 0.65 $ 0.77 $ (0.47) Total Capital Expenditures $ 120,000 $ 140,000 $ 120,000 $ 140,000 $ — Current full year 2026 guidance is based in part on the following assumptions: • Mid-point general and administrative expense of approximately $40,000. • Mid-point interest expense of $360,000. • Estimated displacement from hotel renovations of approximately $12,000. • Weighted average shares of approximately 526,000,000. • No hotel acquisitions. • No hotel dispositions. • Net lease acquisitions of approximately $25,000. • Net lease dispositions of approximately $25,000. (1) SVC does not provide a reconciliation of non-GAAP measures that it discloses as part of its full year guidance or long term outlook because certain significant information required for such reconciliation is not available without unreasonable efforts, or at all, including, most notably, loss on impairment of real estate assets, gain or loss on sale of real estate, loss on early extinguishment of debt and equity in net earnings of investees. These items that would be contained in the most comparable GAAP measures are not indicative of SVC’s ongoing operations, are uncertain, depend on various factors, and could have a material impact on SVC’s GAAP results for the guidance period. (2) Share amounts and per share amounts for the current full year 2026 guidance have been updated to reflect the impact of the April equity offering. On a proforma basis, the previous full year 2026 guidance of Normalized FFO per Common Share would be $0.21 to $0.25.

8RETURN TO TABLE OF CONTENTS Financial Information

9RETURN TO TABLE OF CONTENTS As of and for the Three Months Ended 3/31/2026 12/31/2025 9/30/2025 6/30/2025 3/31/2025 Selected Income Statement Data: Total revenues $ 364,451 $ 397,453 $ 478,770 $ 503,436 $ 435,179 Net loss $ (151,178) $ (782) $ (46,945) $ (38,159) $ (116,435) FFO $ (47,327) $ 18,473 $ 30,432 $ 55,863 $ 10,186 Normalized FFO $ 7,445 $ 27,535 $ 33,910 $ 57,603 $ 10,836 CAD $ 295 $ (62,293) $ (13,024) $ 17,919 $ (33,538) Rolling four quarter CAD $ (57,103) $ (90,936) $ (82,955) $ (105,875) $ (117,922) Adjusted EBITDAre $ 107,452 $ 125,643 $ 145,018 $ 163,776 $ 115,821 Per Common Share Data (basic and diluted): Net loss $ (0.91) $ 0.00 $ (0.28) $ (0.23) $ (0.70) FFO $ (0.28) $ 0.11 $ 0.18 $ 0.34 $ 0.06 Normalized FFO $ 0.04 $ 0.17 $ 0.20 $ 0.35 $ 0.07 CAD $ 0.00 $ (0.37) $ (0.08) $ 0.11 $ (0.20) Rolling four quarter CAD $ (0.34) $ (0.55) $ (0.50) $ (0.64) $ (0.71) Dividend Data: Annualized dividends paid per share during the period $ 0.04 $ 0.04 $ 0.04 $ 0.04 $ 0.04 Annualized dividend yield (at end of period) 2.9% 2.2% 1.5% 1.7% 1.5 % Annualized Normalized FFO payout ratio 25.0% 5.9% 5.0% 2.9% 14.3 % Rolling four quarter CAD payout ratio (1) (11.8) % (7.3) % (8.0) % (6.3) % (5.6) % Selected Balance Sheet Data: Total gross assets $ 8,625,542 $ 9,001,105 $ 9,912,215 $ 10,198,221 $ 10,244,066 Total assets $ 6,081,625 $ 6,491,580 $ 6,980,324 $ 6,932,512 $ 6,976,079 Total liabilities $ 5,587,889 $ 5,845,456 $ 6,332,416 $ 6,236,568 $ 6,241,506 Total shareholders’ equity $ 493,736 $ 646,124 $ 647,908 $ 695,944 $ 734,573 (dollars in thousands, except per share data) Key Financial Data As of 3/31/2026 Capitalization: Total common shares (at end of period) 168,054,570 Closing price (at end of period) $ 1.36 Equity market capitalization (at end of period) $ 228,554 Debt (principal balance) 5,249,319 Total market capitalization $ 5,477,873 Liquidity: Cash and cash equivalents $ 19,294 Available borrowings under secured revolving credit facility (2) 650,000 Available borrowings under secured variable funding note (3) — Total liquidity $ 669,294 (1) Reflects the annualized dividends paid per common share during the period as a percentage of rolling four quarter CAD per common share as of period end. (2) Availability under SVC's revolving credit facility is subject to meeting ongoing minimum performance and market values of the collateral properties, satisfying certain financial covenants and other credit facility conditions. (3) As of March 31, 2026, SVC was fully drawn on its $45,000 variable funding note, or the VFN.

10RETURN TO TABLE OF CONTENTS Three Months Ended March 31, 2026 2025 Revenues: Hotel operating revenues $ 264,575 $ 334,963 Rental income (1) 99,876 100,216 Total revenues 364,451 435,179 Expenses: Hotel operating expenses (2) 242,644 305,840 Net lease operating expenses 7,440 5,628 Depreciation and amortization 75,843 89,100 General and administrative 8,796 9,556 Transaction related costs (3) 2,509 111 Loss on asset impairment (4) 28,095 37,067 Total expenses 365,327 447,302 Gain on sale of real estate, net (5) 1,355 746 Interest income 943 1,249 Interest expense (including amortization of debt issuance costs, discounts and premiums of $18,849 and $8,680, respectively) (96,547) (101,517) Loss on early extinguishment of debt, net (6) (51,871) — Loss before income tax expense and equity in losses of an investee (146,996) (111,645) Income tax expense (1,181) (843) Equity in losses of an investee (3,001) (3,947) Net loss $ (151,178) $ (116,435) Weighted average common shares outstanding (basic and diluted) 166,395 165,615 Net loss per common share (basic and diluted) $ (0.91) $ (0.70) (amounts in thousands, except per share data) Condensed Consolidated Statements of Income (Loss) See accompanying notes on page 34. Royal Sonesta San Juan San Juan, PR

11RETURN TO TABLE OF CONTENTS Condensed Consolidated Balance Sheets March 31, December 31, 2026 2025 ASSETS Real estate properties: Land $ 1,747,312 $ 1,750,799 Buildings, improvements and equipment 6,184,443 6,198,233 Total real estate properties, gross 7,931,755 7,949,032 Accumulated depreciation (2,488,252) (2,442,966) Total real estate properties, net 5,443,503 5,506,066 Acquired real estate leases and other intangibles, net 96,914 100,044 Assets of properties held for sale 75,482 94,366 Cash and cash equivalents 19,294 346,813 Restricted cash 20,064 25,275 Equity method investment 108,809 111,796 Due from related persons 7,184 241 Other assets, net 310,375 306,979 Total assets $ 6,081,625 $ 6,491,580 LIABILITIES AND SHAREHOLDERS' EQUITY Unsecured debt, net $ 2,249,224 $ 3,233,683 Secured debt, net 2,837,545 2,100,745 Accounts payable and other liabilities 483,039 458,908 Due to related persons 15,277 46,791 Liabilities of properties held for sale 2,804 5,329 Total liabilities 5,587,889 5,845,456 Commitments and contingencies Shareholders’ equity: Common shares of beneficial interest, $.01 par value; 900,000,000 and 200,000,000 shares authorized, respectively; 168,054,570 and 168,070,129 shares issued and outstanding, respectively 1,681 1,681 Additional paid in capital 4,563,828 4,563,371 Cumulative other comprehensive income 2,082 2,068 Cumulative net income 1,841,475 1,992,653 Cumulative common distributions (5,915,330) (5,913,649) Total shareholders’ equity 493,736 646,124 Total liabilities and shareholders’ equity $ 6,081,625 $ 6,491,580 (dollars in thousands, except per share data) Sonesta Fort Lauderdale Beach Fort Lauderdale, FL

12RETURN TO TABLE OF CONTENTS (1) Adjusted for the redemptions of $450,000 of 5.50% senior guaranteed unsecured notes due 2027 in April 2026 and $100,000 of 4.95% senior unsecured notes due 2027 in May 2026. (2) The VFN is secured by the 472 net lease properties that secure SVC's net lease mortgage notes (see Note 7). SVC is required to pay interest on drawings under the VFN at a rate of SOFR plus a premium of 175 basis points per annum and an unused commitment fee of 50 basis points per annum on undrawn amounts. Subject to the payment of an extension fee and meeting certain other conditions, SVC may extend the maturity date of the VFN by one year. (3) SVC is required to pay interest at a rate of SOFR plus a premium, which was 275 basis points per annum as of March 31, 2026. SVC also pays an unused commitment fee of 20 to 30 basis points per annum based on amounts outstanding under its revolving credit facility. Subject to the payment of an extension fee and meeting certain other conditions, SVC may extend the maturity date of its revolving credit facility by two additional six-month periods. (4) SVC has provided equity pledges on certain of its property owning subsidiaries and provided first mortgage liens on 55 properties owned by the pledged subsidiaries to secure its obligations under the credit agreement governing its revolving credit facility. (5) No cash interest will accrue on these senior secured notes prior to maturity. The accreted value of these senior secured notes will increase at a rate of 7.50% per annum compounded semiannually on March 30 and September 30 of each year, such that the accreted value will equal the principal amount at maturity. These notes are secured by first-priority liens on the equity interests of subsidiaries owning 36 travel centers leased to TravelCenters of America Inc., or TA, pursuant to one master lease. (6) These notes are guaranteed by certain of SVC's subsidiaries. (7) These notes are secured by 472 net lease properties and are prepayable without penalty 24 months prior to the expected maturity dates. (8) These notes are secured by first-priority liens on the equity interests of subsidiaries owning 70 travel centers leased to TA pursuant to two master leases. Interest Principal Maturity Due at Years to Rate Balance Date Maturity Maturity Secured Floating Rate Debt: $45,000 variable funding note (2) 5.432% $ 45,000 1/27/27 $ 45,000 0.8 $650,000 revolving credit facility (3) (4) 6.430% — 6/29/27 — 1.3 Subtotal / weighted average 5.432% 45,000 45,000 0.8 Secured Fixed Rate Debt: Senior secured notes due 2027 (5) (6) 0.000% 580,155 9/30/27 580,155 1.5 Series 2023-1 net lease mortgage notes (7) 5.600% 604,164 2/20/28 600,576 1.9 Series 2026-1 net lease mortgage notes (7) 5.960% 745,000 3/20/31 734,982 5.0 Senior secured notes due 2031 (6) (8) 8.625% 1,000,000 11/15/31 1,000,000 5.6 Subtotal / weighted average 5.615% 2,929,319 2,915,713 3.9 Unsecured Fixed Rate Debt: Senior unsecured notes due 2028 3.950% 400,000 1/15/28 400,000 1.8 Senior unsecured notes due 2029 4.950% 425,000 10/1/29 425,000 3.5 Senior unsecured notes due 2030 4.375% 400,000 2/15/30 400,000 3.9 Senior unsecured notes due 2032 (6) 8.875% 500,000 6/15/32 500,000 6.2 Subtotal / weighted average 5.722% 1,725,000 1,725,000 4.0 Total / weighted average 5.653% $ 4,699,319 $ 4,685,713 3.9 Debt Summary As of March 31, 2026 (1) (dollars in thousands)

13RETURN TO TABLE OF CONTENTS $400,000 $425,000 $400,000 $500,000 $45,000 $580,155 $1,000,000 $2,998 $3,996 $602,775 $2,038 $2,038 $735,319 Unsecured Fixed Rate Debt Secured Floating Rate Debt Senior Secured Fixed Rate Debt Net Lease Mortgage Notes 2026 2027 2028 2029 2030 2031 2032 $0 $500,000 $1,000,000 $1,500,000 $2,000,000 Debt Maturity Schedule As of March 31, 2026 (1) (2) (1) Adjusted for the redemptions of $450,000 of 5.50% senior guaranteed unsecured notes due 2027 in April 2026 and $100,000 of 4.95% senior unsecured notes due 2027 in May 2026. (2) As of May 4, 2026, SVC had no amounts outstanding under its $650,000 revolving credit facility and $45,000 outstanding under the VFN. (3) SVC has a one-time option to extend the maturity date of its $580,155 of senior secured notes due 2027 by one year to September 30, 2028, subject to satisfaction of certain conditions and the payment of an extension fee. If SVC exercises this option, interest payments will be due semi- annually during the extension period at an initial interest rate of 7.50% per annum, which interest rate will increase periodically by 25 basis points. (4) SVC's net lease mortgage notes due 2028 and 2031 are partially amortizing and require balloon payments at maturity. These notes are prepayable without penalty 24 months prior to the expected maturity dates. (3) (dollars in thousands) Secured vs. Unsecured Debt Secured 63.3% Unsecured 36.7% (1) (4)

14RETURN TO TABLE OF CONTENTS Leverage Ratios, Coverage Ratios and Debt Covenants Centennial, CO (1) Proforma for the redemptions of $450,000 of 5.50% senior guaranteed unsecured notes due 2027 redeemed in April 2026 and $100,000 of 4.95% senior unsecured notes due 2027 redeemed in May 2026. (2) Proforma for the redemption of $300,000 of 4.95% senior unsecured notes due 2027 redeemed in January 2026, and the issuance of $745,000 of net lease mortgage notes and the redemption of $700,000 of 8.375% senior guaranteed unsecured notes due 2029 in March 2026. (3) Proforma for the redemption of $450,000 of 4.75% senior unsecured notes due 2026 redeemed in October 2025. (4) Total gross assets and gross book value of real estate assets includes assets of properties held for sale. As of and for the Trailing Twelve Months Ended 3/31/2026 (1) 12/31/2025 (2) 9/30/2025 (3) 6/30/2025 3/31/2025 Leverage Ratios: Net debt / total gross assets (4) 54.3% 59.0% 57.9% 56.5% 55.6 % Net debt / gross book value of real estate assets(4) and cash and cash equivalents 57.9% 62.9% 61.6% 60.0% 58.9 % Secured debt / total assets 48.7% 47.4% 34.9% 25.0% 24.3 % Variable rate debt / net debt 1.0% 0.9% 2.6% 2.5% 1.7 % Coverage Ratios: Rolling four-quarter Adjusted EBITDAre / rolling four-quarter interest expense 1.3x 1.3x 1.4x 1.4x 1.5x Net debt / rolling four-quarter Adjusted EBITDAre 8.6x 9.4x 10.0x 10.2x 9.9x As of and for the Trailing Twelve Months Ended 3/31/2026 (1) 12/31/2025 (2) 9/30/2025 (3) 6/30/2025 3/31/2025 Senior Note Debt Covenants: Maintenance Covenant: Total unencumbered assets / unsecured debt - required minimum 150% 283.8% 218.7% 202.6% 190.0% 171.7 % Incurrence Covenants: Total debt / adjusted total assets - allowable maximum 60.0% 53.1% 58.7% 57.5% 55.9% 55.2 % Secured debt / adjusted total assets - allowable maximum 40.0% 33.6% 33.2% 23.9% 16.8% 16.3 % Consolidated income available for debt service / debt service - required minimum 1.50x 1.75x 1.59x 1.56x 1.49x 1.50x Total unencumbered assets in guarantor subsidiaries / senior guaranteed unsecured debt - required minimum 2.2x 9.17x 4.92x 3.84x 4.51x 4.06x (dollars in thousands)

15RETURN TO TABLE OF CONTENTS For the Three Months Ended 3/31/2026 12/31/2025 9/30/2025 6/30/2025 3/31/2025 Hotel capital improvements $ 15,403 $ 92,971 $ 41,632 $ 36,727 $ 41,430 Lease related costs 1,194 2,193 538 275 274 Recurring capital expenditures 16,597 95,164 42,170 37,002 41,704 Redevelopment and other activities 3,758 9,953 3,241 1,109 3,047 FF&E Reserve fundings (1) 1,189 1,312 1,576 1,124 1,068 Total capital improvements & FF&E Reserve fundings $ 21,544 $ 106,429 $ 46,987 $ 39,235 $ 45,819 (dollars in thousands) Capital Expenditures Summary Royal Sonesta Kaua’i Resort Lihue, HI (1) Includes capital expenditures funded from SVC’s FF&E Reserve.

16RETURN TO TABLE OF CONTENTS ACQUISITIONS: Quarter Acquired Number of Properties Property Type Number of Brands Square Footage Purchase Price (1) Purchase Price per Square Foot Weighted Average Cash Cap Rate Weighted Average GAAP Cap Rate Weighted Average Lease Term (2) Average Rent Coverage Q1 2026 3 Net Lease 2 8,788 $ 7,398 $ 842 8.0% 8.9% 15.6 4.17x Q2 2026 (3) 1 Net Lease 1 3,200 1,776 555 7.6% 8.4% 15.0 2.00x Total 4 3 11,988 $ 9,174 $ 765 7.9% 8.8% 15.5 3.77x Property Acquisitions and Dispositions Since January 1, 2026 (dollars in thousands, except per room or suite data) (1) Represents gross purchase price and cash sales price and excludes closing related costs. (2) The average lease term is weighted based on annual GAAP rent. (3) Q2 2026 data represents acquisitions and dispositions through May 4, 2026. Grand Prairie, TXFitzgerald, GA DISPOSITIONS: Quarter Disposed Number of Properties Property Type Brand Location Square Footage / Rooms or Suites Sales Price (1) Average Sales Price per Square Foot / Room or Suite Q1 2026 1 Net Lease Vacant TN 2,510 $ 610 $ 243 1 Net Lease Heartland Dental FL 2,202 675 307 1 Hotel Sonesta Simply Suites® MA 133 7,100 53,383 Q2 2026 (3) 11 Net Lease Vacant Various 88,084 9,160 104 Total 14 92,796 / 133 $ 17,545 $113 / $53,383

17RETURN TO TABLE OF CONTENTS Portfolio Information

18RETURN TO TABLE OF CONTENTS Portfolio Composition Net Lease Properties 51.4% Hotels 48.6% Number of Properties Net Lease Properties 761 Net lease square feet 13,605,978 Hotel Properties 93 Average net lease property size 17,879 sq. ft. Total Properties 854 Number of hotel rooms 21,110 Average hotel property size 227 rooms Investments Diversification Facts Net Lease Properties $ 5,090,110 Tenants/Operators 189 Hotels 4,817,436 Brands 149 Total Investments $ 9,907,546 Industries 22 States 46 Geographical Diversification CA 12% TX 7% FL 7% IL 6% GA 6% OH 4% AZ 4%LA 3% PA 3% MO 3% Other 45% (36 States, DC, PR, ON) Portfolio Summary As of March 31, 2026 (dollars in thousands) (1) Based on investment. (1) (1) Royal Sonesta New Orleans New Orleans, LA

19RETURN TO TABLE OF CONTENTS Industry No. of Properties Rooms / Square Footage Investments Percent of Total Investment 1. Hotels 93 21,110 $ 4,817,436 48.6% 2. Travel Centers 178 5,099,794 3,311,787 33.4% 3. Restaurants - Quick Service 212 655,324 297,779 3.0% 4. Restaurants - Casual Dining 59 505,374 209,058 2.1% 5. Health and Fitness 15 969,041 204,048 2.1% 6. Movie Theaters 14 747,904 134,479 1.4% 7. Grocery Stores 19 1,020,819 129,152 1.3% 8. Automotive Equipment and Services 64 463,492 107,341 1.1% 9. Medical, Dental Office 69 369,969 98,433 1.0% 10. Home Goods and Leisure 14 542,666 98,242 1.0% 11. Automotive Dealers 8 177,433 62,656 0.6% 12. General Merchandise Stores 4 381,193 55,457 0.6% 13. Entertainment 3 164,113 51,473 0.5% 14. Educational Services 6 139,140 37,730 0.4% 15. Car Washes 7 55,951 36,125 0.4% 16. Building Materials 30 488,885 35,554 0.4% 17. Sporting Goods 4 184,255 29,386 0.3% 18. Miscellaneous Manufacturing 5 538,932 24,355 0.2% 19. Dollar Stores 7 72,052 10,253 0.1% 20. Drug Stores and Pharmacies 3 32,036 9,699 0.1% 21. Legal Services 3 17,029 7,609 0.1% 22. Other 11 281,944 66,060 0.6% 23. Vacant 26 698,632 73,434 0.7% Total 854 21,110 / 13,605,978 $ 9,907,546 100.0% Consolidated Portfolio Diversification by Industry As of March 31, 2026 (dollars in thousands) Wilmington, IL Grand Junction, CO

20RETURN TO TABLE OF CONTENTS Investments State Total Property Count Net Lease Count Hotel Count Total % of Total Net Lease Net Lease % of Total Hotel Hotel % of Total California 41 22 19 $ 1,157,259 11.7% $ 273,065 5.4% $ 884,194 18.4 % Texas 62 57 5 718,315 7.3% 518,048 10.2% 200,267 4.2 % Florida 54 47 7 705,046 7.1% 257,760 5.1% 447,286 9.3 % Illinois 58 54 4 615,373 6.2% 283,375 5.6% 331,998 6.9 % Georgia 79 72 7 564,617 5.7% 269,842 5.3% 294,775 6.1 % Ohio 41 38 3 445,469 4.5% 323,534 6.4% 121,935 2.5 % Arizona 30 25 5 351,514 3.5% 248,327 4.9% 103,187 2.1 % Louisiana 13 12 1 340,896 3.4% 131,705 2.6% 209,191 4.3 % Pennsylvania 28 27 1 283,051 2.9% 200,037 3.9% 83,014 1.7 % Missouri 25 24 1 250,625 2.5% 119,822 2.4% 130,803 2.7 % Top 10 431 378 53 5,432,165 54.8% 2,625,515 51.8% 2,806,650 58.2 % Other (1) 423 383 40 4,475,381 45.2% 2,464,595 48.2% 2,010,786 41.8 % Total 854 761 93 $ 9,907,546 100.0% $ 5,090,110 100.0% $ 4,817,436 100.0% (1) Consists of properties in 36 different states, the District of Columbia, San Juan, Puerto Rico and Ontario, Canada with an average investment of $10,580 per property. Consolidated Portfolio by Geographic Diversification As of March 31, 2026 (dollars in thousands) Hammond, IN

21RETURN TO TABLE OF CONTENTS For the Three Months Ended 3/31/2026 12/31/2025 9/30/2025 6/30/2025 3/31/2025 Calculation of NOI: Rental income (GAAP) (1) $ 99,876 $ 100,994 $ 101,194 $ 99,031 $ 100,216 Net lease operating expenses (GAAP) 7,440 5,294 5,236 5,439 5,628 NOI $ 92,436 $ 95,700 $ 95,958 $ 93,592 $ 94,588 Reconciliation of Cash Basis NOI: NOI $ 92,436 $ 95,700 $ 95,958 $ 93,592 $ 94,588 Less: Non-cash revenues 1,360 2,334 2,143 2,568 3,768 Cash Basis NOI $ 91,076 $ 93,366 $ 93,815 $ 91,024 $ 90,820 Calculation and Reconciliation of NOI and Cash Basis NOI for Net Lease Properties (amounts in thousands) See accompanying notes on page 34.Flying J Travel Center Saint Augustine, FL

22RETURN TO TABLE OF CONTENTS Brand No. of Properties Square Feet Investment Percent of Total Investment Annualized Minimum Rent Percent of Total Annualized Minimum Rent Rent Coverage 1. TravelCenters of America Inc. 131 3,683,923 $ 2,254,950 44.3% $ 180,329 46.0% 1.24x (1) 2. Petro Stopping Centers 44 1,367,802 1,015,156 19.9% 83,933 21.4% 1.24x (1) 3. The Great Escape 14 542,666 98,242 1.9% 7,711 2.0% 4.00x 4. Life Time Fitness 3 420,335 92,617 1.8% 6,347 1.6% 3.28x 5. Buehler's Fresh Foods 5 502,727 76,469 1.5% 6,223 1.6% 2.75x 6. Heartland Dental 58 232,072 55,511 1.1% 5,111 1.3% 4.43x 7. Pizza Hut 43 174,616 51,512 1.0% 4,065 1.0% 2.31x 8. Express Oil Change 23 83,825 49,724 1.0% 3,717 0.9% 5.77x 9. Norms 10 63,490 53,673 1.1% 3,498 0.9% 3.55x 10. America's Auto Auction 6 72,338 38,314 0.8% 3,457 0.9% 9.88x 11. Flying J Travel Plaza 3 48,069 41,681 0.8% 3,345 0.9% 3.11x 12. AMC Theatres 5 251,166 57,451 1.1% 3,126 0.8% 1.98x 13. Fleet Farm 1 218,248 37,802 0.7% 2,894 0.7% 2.26x 14. Big Al's 2 111,912 35,214 0.7% 2,569 0.7% 0.66x 15. Martin's 16 81,909 32,017 0.6% 2,477 0.6% 1.20x 16. Burger King 19 61,677 35,165 0.7% 2,391 0.6% 3.11x 17. Mister Car Wash 5 41,456 28,658 0.6% 2,303 0.6% 4.23x 18. B&B Theatres 4 261,300 37,619 0.7% 2,260 0.6% 0.76x 19. Popeye's 20 45,708 28,434 0.6% 2,070 0.5% 4.30x 20. Courthouse Athletic Club 4 193,659 39,688 0.8% 1,954 0.5% 1.30x 21. Hardee's 15 49,958 24,919 0.5% 1,792 0.5% 1.79x 22. Church's Chicken 32 43,399 26,326 0.5% 1,763 0.4% 2.85x 23. KinderCare 3 61,276 22,041 0.4% 1,760 0.4% 2.20x 24. Regal Cinemas 4 186,406 29,659 0.6% 1,758 0.4% 2.40x 25. United Supermarkets 6 236,178 26,121 0.5% 1,757 0.4% 3.92x 26. Other (2) 285 4,569,863 801,147 15.8% 53,589 13.8% 3.95x Total 761 13,605,978 $ 5,090,110 100.0% $ 392,199 100.0% 2.01x (1) See Note 1 on page 24 regarding TA rent coverage. (2) Consists of 115 distinct brands with an average investment of $2,811 per property and an average annual minimum rent of $188 per property. Net Lease Portfolio by Brand As of March 31, 2026 (dollars in thousands) Seymour, IN

23RETURN TO TABLE OF CONTENTS Industry No. of Properties Square Feet Investment Percent of Total Investment Annualized Minimum Rent Percent of Total Annualized Minimum Rent Rent Coverage 1. Travel Centers 178 5,099,794 $ 3,311,787 65.1% $ 267,607 68.3% 1.26x (1) 2. Restaurants - Quick Service 212 655,324 297,779 5.9% 21,398 5.5% 2.89x 3. Restaurants - Casual Dining 59 505,374 209,058 4.1% 13,365 3.4% 2.93x 4. Health and Fitness 15 969,041 204,048 4.0% 13,302 3.4% 2.42x 5. Grocery Stores 19 1,020,819 129,152 2.5% 9,895 2.5% 3.21x 6. Medical, Dental Office 69 369,969 98,433 1.9% 8,662 2.2% 3.48x 7. Automotive Equipment and Services 64 463,492 107,341 2.1% 7,869 2.0% 4.98x 8. Movie Theaters 14 747,904 134,479 2.6% 7,804 2.0% 1.94x 9. Home Goods and Leisure 14 542,666 98,242 1.9% 7,711 2.0% 4.00x 10. Automotive Dealers 8 177,433 62,656 1.2% 5,336 1.4% 7.83x 11. General Merchandise Stores 4 381,193 55,457 1.1% 4,054 1.0% 3.06x 12. Entertainment 3 164,113 51,473 1.0% 3,966 1.0% 0.99x 13. Building Materials 30 488,885 35,554 0.7% 3,537 0.9% 7.85x 14. Educational Services 6 139,140 37,730 0.7% 2,902 0.7% 2.44x 15. Car Washes 7 55,951 36,125 0.7% 2,846 0.7% 4.85x 16. Sporting Goods 4 184,255 29,386 0.6% 1,920 0.5% 4.38x 17. Miscellaneous Manufacturing 5 538,932 24,355 0.5% 1,744 0.4% 13.56x 18. Dollar Stores 7 72,052 10,253 0.2% 721 0.2% 2.36x 19. Legal Services 3 17,029 7,609 0.1% 681 0.2% 0.90x 20. Drug Stores and Pharmacies 3 32,036 9,699 0.2% 590 0.2% 1.26x 21. Other (2) 11 281,944 66,060 1.3% 6,289 1.5% 4.64x 22. Vacant 26 698,632 73,434 1.6% — —% —x Total 761 13,605,978 $ 5,090,110 100.0% $ 392,199 100.0% 2.01x (1) See Note 1 on page 24 regarding TA rent coverage. (2) Consists of miscellaneous businesses with an average investment of $6,005 per property. Net Lease Portfolio by Industry As of March 31, 2026 (dollars in thousands) Gadsden, AL Chicago, IL

24RETURN TO TABLE OF CONTENTS (1) TA is SVC's largest tenant. As of March 31, 2026, SVC leased 175 travel centers (131 under the TravelCenters of America brand and 44 under the Petro Stopping Centers brand) to a subsidiary of TA under five master leases that expire in 2033. TA has five renewal options for 10 years each for all of the travel centers under each lease. BP Corporation North America Inc. guarantees payment under each of the five master leases. The aggregate guaranty as of March 31, 2026 was $2,943,588. Annualized minimum rent amounts and the rent used to calculate rent coverage is based on the stated rent amounts in the lease and excludes the impact of rents prepaid by TA. Rent coverage was 1.21x, 1.26x, 1.40x, 1.27x and 1.11x for the TA leases no. 1, no. 2, no. 3, no. 4 and no. 5, respectively. Rent coverage is as of March 31, 2026. (2) Consists of 175 tenants with an average investment of $2,676 per property and an average annual minimum rent of $181 per property. Tenant Brand Affiliation No. of Properties Square Feet Investment Percent of Total Investment Annualized Minimum Rent Percent of Total Annualized Minimum Rent Weighted Average Lease Term Rent Coverage 1. TravelCenters of America Inc.(1) TravelCenters of America / Petro Stopping Centers 175 5,051,725 $ 3,270,106 64.2% $ 264,262 67.4% 7.1 1.24x 2. Universal Pool Co., Inc. The Great Escape 14 542,666 98,242 1.9% 7,711 2.0% 1.4 4.00x 3. Healthy Way of Life II, LLC Life Time Fitness 3 420,335 92,617 1.8% 6,347 1.6% 9.3 3.28x 4. Styx Acquisition, LLC Buehler's Fresh Foods 5 502,727 76,469 1.5% 6,223 1.6% 9.6 2.75x 5. Express Oil Change, L.L.C. Express Oil Change 23 83,825 49,724 1.0% 3,717 0.9% 9.0 5.77x 6. Norms Restaurants, LLC Norms 10 63,490 53,673 1.1% 3,498 0.9% 19.3 3.55x 7. Automotive Remarketing Group, Inc. America's Auto Auction 6 72,338 38,314 0.8% 3,457 0.9% 9.1 9.88x 8. Pilot Travel Centers LLC Flying J Travel Plaza 3 48,069 41,681 0.8% 3,345 0.9% 2.7 3.11x 9. Fleet Farm Group LLC Fleet Farm 1 218,248 37,802 0.7% 2,894 0.7% 10.3 2.26x 10. Heartland Dental, LLC Heartland Dental 35 117,603 31,045 0.6% 2,686 0.7% 6.7 5.21x Subtotal, Top 10 275 7,121,026 3,789,673 74.4% 304,140 77.6% 7.2 1.63x 11. Other (2) Various 486 6,484,952 1,300,437 25.6% 88,059 22.4% 7.3 3.34x Total 761 13,605,978 $ 5,090,110 100.0% $ 392,199 100.0% 7.3 2.01x Net Lease Portfolio by Tenant (Top 10) As of March 31, 2026 (dollars in thousands)

25RETURN TO TABLE OF CONTENTS Year (1) Number of Properties Square Feet Annualized Minimum Rent Expiring Percent of Total Annualized Minimum Rent Expiring Cumulative Percent of Total Annualized Minimum Rent Expiring 2026 47 492,035 $ 6,668 1.7% 1.7% 2027 35 1,007,179 12,148 3.1% 4.8% 2028 22 592,579 9,666 2.5% 7.3% 2029 79 621,771 10,665 2.7% 10.0% 2030 39 319,702 7,568 1.9% 11.9% 2031 58 498,546 7,799 2.0% 13.9% 2032 36 189,355 4,308 1.1% 15.0% 2033 213 5,371,427 270,612 69.0% 84.0% 2034 22 289,885 5,767 1.5% 85.5% 2035 48 1,188,024 21,836 5.6% 91.1% 2036 29 437,780 7,449 1.9% 93.0% 2037 16 713,670 5,184 1.3% 94.3% 2038 6 44,484 1,201 0.3% 94.6% 2039 14 241,746 4,886 1.2% 95.8% 2040 33 223,031 6,039 1.5% 97.3% 2041 12 241,872 3,391 0.9% 98.2% 2042 1 5,775 160 —% 98.2% 2043 7 127,440 2,233 0.6% 98.8% 2044 2 93,010 278 0.1% 98.9% 2045 12 157,306 3,851 1.0% 99.9% 2046 1 6,500 216 —% 99.9% 2051 3 7,414 274 0.1% 100.0% Total 735 12,870,531 $ 392,199 100.0% Weighted Average Lease Term 7.2 years 7.3 years (1) The year of lease expiration is pursuant to contract terms. Net Lease Portfolio - Expiration Schedule As of March 31, 2026 (dollars in thousands) Pineville, LA Deerfield Beach, FL

26RETURN TO TABLE OF CONTENTS As of and For the Three Months Ended 3/31/2026 12/31/2025 9/30/2025 6/30/2025 3/31/2025 Properties (end of period) 761 760 752 742 739 Vacant properties beginning of period 26 20 20 16 18 Vacant properties sold (1) (1) (2) (2) (3) Vacant properties leased (1) — (2) — — Lease terminations 2 7 4 6 1 Vacant properties end of the period 26 26 20 20 16 Percentage of properties leased 96.6% 96.6% 97.3% 97.3% 97.8 % Net Lease Portfolio - Occupancy Summary As of March 31, 2026 Wilmington, IL

27RETURN TO TABLE OF CONTENTS Brand Service Level Chain Scale Number of Hotels Percent of Total Number of Hotels Number of Rooms or Suites Percent of Total Number of Rooms or Suites Investment Percent of Total Hotel Investment Investment Per Room or Suite Royal Sonesta Hotels® Full Service Upper Upscale 17 18.3% 5,663 26.8% $ 2,001,858 41.6% $ 353,498 Sonesta Hotels & Resorts® Full Service Upscale 22 23.7% 7,208 34.1% 1,545,491 32.1% 214,413 Hyatt Place® Select Service Upscale 17 18.3% 2,107 10.0% 328,575 6.8% 155,944 Sonesta ES Suites® Extended Stay Upper Midscale 13 14.0% 1,726 8.2% 311,020 6.5% 180,197 Radisson® Hotels & Resorts Full Service Upscale 5 5.4% 1,149 5.4% 171,700 3.6% 149,434 Sonesta Simply Suites® Extended Stay Midscale 9 9.7% 1,388 6.6% 167,020 3.5% 120,331 Crowne Plaza® Full Service Upscale 1 1.1% 495 2.3% 127,399 2.6% 257,372 Sonesta Select® Select Service Upscale 7 7.3% 1,028 5.0% 118,104 2.3% 114,887 Country Inn & Suites® by Radisson Full Service Upper Midscale 2 2.2% 346 1.6% 46,269 1.0% 133,725 Total/Average Hotels 93 100.0% 21,110 100.0% $ 4,817,436 100.0% $ 228,206 Hotel Portfolio by Brand As of March 31, 2026 (dollars in thousands, except per room or suite data)

28RETURN TO TABLE OF CONTENTS Hotel Operating Statistics by Service Level - Retained & Exit Hotels* (First Quarter) Occupancy ADR RevPAR Adjusted Hotel EBITDA Three Months Ended March 31, Three Months Ended March 31, Three Months Ended March 31, Three Months Ended March 31, Brand No. of Hotels No. of Rooms or Suites 2026 2025 Change 2026 2025 Change 2026 2025 Change 2026 2025 Change Retained Hotels Full Service Royal Sonesta Hotels® 14 4,821 57.3% 55.5% 1.8 pts $ 259.06 $ 255.61 1.3% $ 148.47 $ 141.76 4.7% $ 9,456 $ 10,812 (12.5) % Sonesta Hotels & Resorts® 18 6,040 61.9% 54.4% 7.5 pts 179.93 182.33 (1.3) % 111.36 99.10 12.4% 6,575 5,690 15.6 % Radisson® Hotels & Resorts 5 1,149 66.6% 59.5% 7.1 pts 161.61 154.09 4.9% 107.69 91.62 17.5% 1,949 (147) n/m Country Inn & Suites® by Radisson 2 346 63.9% 55.6% 8.3 pts 126.76 131.03 (3.3) % 81.03 72.84 11.3% (71) (495) 85.7 % Crowne Plaza® 1 495 69.0% 73.4% (4.4) pts 140.26 149.84 (6.4) % 96.78 109.98 (12.0) % 1,131 2,245 (49.6) % Full Service Total/Average 40 12,851 60.9% 56.0% 4.9 pts 202.81 203.85 (0.5) % 123.57 114.14 8.3% 19,040 18,105 5.2 % Extended Stay and Select Service Sonesta ES Suites® 7 958 74.3% 68.2% 6.1 pts 155.88 152.94 1.9% 115.86 104.27 11.1% 2,728 2,306 18.3 % Sonesta Select® 7 1,028 64.1% 62.6% 1.5 pts 124.49 128.84 (3.4) % 79.83 80.66 (1.0) % 868 1,170 (25.8) % Sonesta Simply Suites® 7 1,144 68.6% 67.7% 0.9 pts 114.11 115.05 (0.8) % 78.30 77.91 0.5% 1,770 2,332 (24.1) % Hyatt Place® 17 2,107 66.8% 62.6% 4.2 pts 123.13 123.07 — % 82.28 77.05 6.8% 1,818 1,762 3.2 % Focused Service Total/Average 38 5,237 68.1% 64.7% 3.4 pts 127.94 128.09 (0.1) % 87.07 82.93 5.0% 7,184 7,570 (5.1) % Retained Hotels Total/Average 78 18,088 63.0% 58.5% 4.5 pts $ 179.39 $ 179.58 (0.1) % $ 113.00 $ 105.10 7.5% $ 26,224 $ 25,675 2.1 % Exit Hotels Full Service Royal Sonesta Hotels® 3 842 30.0% 26.6% 3.4 pts $ 129.34 $ 133.54 (3.1) % $ 38.76 $ 35.55 9.0% $ (4,804) $ (4,370) (9.9) % Sonesta Hotels & Resorts® 4 1,168 49.7% 53.9% (4.2) pts 93.65 93.29 0.4% 46.52 50.31 (7.5) % (2,616) (956) (173.6) % Full Service Total/Average 7 2,010 41.4% 42.5% (1.1) pts 104.47 103.85 0.6% 43.27 44.13 (2.0) % (7,420) (5,326) (39.3) % Extended Stay and Select Service Sonesta ES Suites® 6 768 63.1% 61.1% 2.0 pts 103.66 108.71 (4.6) % 65.43 66.45 (1.5) % (94) 75 n/m Sonesta Simply Suites® 2 244 62.5% 75.4% (12.9) pts 79.72 77.19 3.3% 49.82 58.20 (14.4) % (263) (109) (141.3) % Focused Service Total/Average 8 1,012 63.0% 64.6% (1.6) pts 97.93 99.84 (1.9) % 61.66 64.46 (4.3) % (357) (34) n/m Exit Hotels Total/Average 15 3,022 48.6% 49.9% (1.3) pts $ 101.63 $ 102.11 (0.5) % $ 49.43 $ 50.94 (3.0) % $ (7,777) $ (5,360) (45.1) % Retained & Exit Total/Average 93 21,110 60.9% 57.3% 3.6 pts $ 170.50 $ 169.92 0.3% $ 103.90 $ 97.35 6.7% $ 18,447 $ 20,315 (9.2) % (dollars in thousands, except ADR and RevPAR) * Results of all hotels owned as of March 31, 2026, excluding the results of hotels sold by SVC during the periods presented.

29RETURN TO TABLE OF CONTENTS Appendix

30RETURN TO TABLE OF CONTENTS Company Profile, Research Coverage and Governance Information The Company: SVC is a REIT that owns service-focused retail net lease properties and hotels throughout the United States, including Puerto Rico, and Canada. Management: SVC is managed by The RMR Group (Nasdaq: RMR). RMR is a leading U.S. alternative asset management company, unique for its focus on commercial real estate (CRE), residential real estate and related businesses. As of March 31, 2026, RMR had over $37 billion in assets under management and 40 years of institutional experience in buying, selling, financing and operating CRE. SVC believes that being managed by RMR is a competitive advantage for SVC because of RMR’s depth of management and experience in the real estate industry. SVC also believes RMR provides management services to it at a lower cost than it would have to pay for similar quality services if it were self managed. Equity Research Coverage B. Riley Securities, Inc. Oppenheimer & Co. Inc. Wells Fargo Securities John Massocca Tyler Batory Jack Armstrong (646) 885-5424 (212) 667-7230 (212) 214-8022 jmassocca@brileysecurities.com tyler.batory@opco.com jack.armstrong@wellsfargo.com Rating Agencies Moody’s Investors Service S&P Global Ilia Zaznov Diandra Prutton (212) 335-7072 (917) 231-4054 Ilia.zaznov@moodys.com diandra.prutton@spglobal.com Board of Trustees Christopher J. Bilotto Donna D. Fraiche Rajan C. Penkar Managing Trustee Lead Independent Trustee Independent Trustee Laurie B. Burns William A. Lamkin Adam D. Portnoy Independent Trustee Independent Trustee Chair of the Board & Managing Trustee Robert E. Cramer Independent Trustee Officers Christopher J. Bilotto Brian E. Donley Jesse W. Abair President and Chief Executive Officer Chief Financial Officer and Treasurer Vice PresidentSVC is followed by the analysts and its publicly held debt is rated by the rating agencies listed on this page. Please note that any opinions, estimates or forecasts regarding SVC's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of SVC or its management. SVC does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

31RETURN TO TABLE OF CONTENTS For the Three Months Ended 3/31/2026 12/31/2025 9/30/2025 6/30/2025 3/31/2025 Net loss $ (151,178) $ (782) $ (46,945) $ (38,159) $ (116,435) Add (Less): Depreciation and amortization 75,843 76,380 74,453 75,030 89,100 Loss on asset impairment (4) 28,095 101 27,067 17,654 37,067 (Gain) loss on sale of real estate, net (5) (1,355) (58,372) (25,256) 156 (746) Adjustments to reflect SVC's share of FFO attributable to an investee 1,268 1,146 1,113 1,182 1,200 FFO (47,327) 18,473 30,432 55,863 10,186 Add (Less): Loss on early extinguishment of debt, net (6) 51,871 2,368 529 — — Transaction related costs (3) 2,509 10,559 2,683 1,345 111 Adjustments to reflect SVC's share of Normalized FFO attributable to an investee 392 2,370 266 395 539 Deferred tax liability — (6,235) — — — Normalized FFO 7,445 27,535 33,910 57,603 10,836 Add (Less): Non-cash revenues (9,225) (9,847) (10,142) (10,624) (12,205) Non-cash interest expense 18,849 18,665 9,092 9,900 8,680 Non-cash expenses (1,029) (829) (246) (417) (864) SVC’s share of Normalized FFO attributable to an investee 1,341 (2,164) (2,979) (1,051) 2,208 Principal amortization (489) (489) (489) (490) (489) Recurring capital expenditures (16,597) (95,164) (42,170) (37,002) (41,704) CAD $ 295 $ (62,293) $ (13,024) $ 17,919 $ (33,538) Weighted average common shares outstanding (basic and diluted) 166,395 166,353 166,085 165,743 165,615 Basic and diluted per common share amounts: Net loss $ (0.91) $ 0.00 $ (0.28) $ (0.23) $ (0.70) FFO $ (0.28) $ 0.11 $ 0.18 $ 0.34 $ 0.06 Normalized FFO $ 0.04 $ 0.17 $ 0.20 $ 0.35 $ 0.07 CAD $ 0.00 $ (0.37) $ (0.08) $ 0.11 $ (0.20) Calculation of FFO, Normalized FFO and CAD (amounts in thousands, except per share data) See accompanying notes on page 34.

32RETURN TO TABLE OF CONTENTS For the Three Months Ended 3/31/2026 12/31/2025 9/30/2025 6/30/2025 3/31/2025 Net loss $ (151,178) $ (782) $ (46,945) $ (38,159) $ (116,435) Add (Less): Interest expense 96,547 101,642 107,776 102,679 101,517 Income tax expense (benefit) 1,181 (12,270) 253 457 843 Depreciation and amortization 75,843 76,380 74,453 75,030 89,100 EBITDA 22,393 164,970 135,537 140,007 75,025 Add (Less): Loss on asset impairment (4) 28,095 101 27,067 17,654 37,067 (Gain) loss on sale of real estate, net (5) (1,355) (58,372) (25,256) 156 (746) Adjustments to reflect SVC's share of EBITDAre attributable to an investee 3,059 2,959 2,921 3,119 3,172 EBITDAre 52,192 109,658 140,269 160,936 114,518 Add (Less): Loss on early extinguishment of debt, net (6) 51,871 2,368 529 — — Adjustments to reflect SVC's share of Adjusted EBITDAre attributable to an investee 392 2,370 266 395 539 Transaction related costs (3) 2,509 10,559 2,683 1,345 111 General and administrative expense paid in common shares 488 688 1,271 1,100 653 Adjusted EBITDAre $ 107,452 $ 125,643 $ 145,018 $ 163,776 $ 115,821 Calculation of EBITDA, EBITDAre and Adjusted EBITDAre (dollars in thousands) See accompanying notes on page 34.

33RETURN TO TABLE OF CONTENTS (dollars in thousands) For the Three Months Ended 3/31/2026 12/31/2025 9/30/2025 6/30/2025 3/31/2025 Number of hotels 93 94 160 200 202 Room revenues $ 197,565 $ 224,880 $ 307,089 $ 323,884 $ 266,439 Food and beverage revenues 48,282 50,877 46,780 57,040 48,433 Other revenues 18,728 20,702 23,707 23,481 20,091 Hotel operating revenues 264,575 296,459 377,576 404,405 334,963 Rooms expenses 67,112 83,366 105,891 104,077 93,909 Food and beverage expenses 40,305 41,870 41,552 44,447 40,319 Other direct and indirect expenses 104,777 119,528 138,108 135,128 130,912 Management fees 9,129 10,397 14,204 15,113 12,485 Real estate taxes, insurance and other 26,251 22,343 33,165 32,276 33,565 FF&E Reserves 1,556 1,194 1,675 1,737 2,119 Hotel operating expenses 249,130 278,698 334,595 332,778 313,309 Hotel EBITDA 15,445 17,761 42,981 71,627 21,654 Transaction related costs (3) 2,483 10,133 2,461 1,446 1,317 Adjusted Hotel EBITDA $ 17,928 $ 27,894 $ 45,442 $ 73,073 $ 22,971 Adjusted Hotel EBITDA Margin 6.8% 9.4% 12.0% 18.1% 6.9 % Hotel operating expenses (GAAP) $ 242,644 $ 263,431 $ 328,358 $ 328,913 $ 305,840 Add (Less): Transaction related costs (3) 2,483 10,133 2,461 1,446 1,317 Adjustments for guaranty fundings and (replenishments), net (2) 1,826 3,319 1,480 61 3,412 FF&E Reserves from managed hotel operations 1,556 1,194 1,675 1,737 2,119 Other (7) 621 621 621 621 621 Hotel operating expenses $ 249,130 $ 278,698 $ 334,595 $ 332,778 $ 313,309 Calculation and Reconciliation of Hotel EBITDA and Adjusted Hotel EBITDA - All Hotels* See accompanying notes on page 34.* Results of all hotels as owned during the periods presented, including the results of hotels sold by SVC for the periods owned by SVC.

34RETURN TO TABLE OF CONTENTS Notes to Condensed Consolidated Statements of Income (Loss) and Calculations of FFO, Normalized FFO, CAD, EBITDA, EBITDAre, Adjusted EBITDAre, NOI, Cash Basis NOI, Hotel EBITDA and Adjusted Hotel EBITDA (dollars in thousands) (1) SVC increased rental income by $1,431 and $3,878 for the three months ended March 31, 2026 and 2025, respectively, to record scheduled rent changes under certain of its leases on a straight line basis. (2) When managers of SVC's hotels are required to fund the shortfalls of owner's priority return under the terms of the management agreements or their guarantees, SVC reflects such fundings in its condensed consolidated statements of income (loss) as a reduction of hotel operating expenses. When these shortfalls are replenished by cash flows from the applicable hotel operations in excess of the owner's priority return due, SVC reflects such replenishment in its condensed consolidated statements of income (loss) as an increase to hotel operating expenses. The net decrease to hotel operating expenses was $1,826 and $3,412 for the three months ended March 31, 2026 and 2025, respectively. (3) Transaction related costs for the three months ended March 31, 2026 of $2,509 primarily consist of costs related to the sale of certain hotels. Transaction related costs for the three months ended March 31, 2025 of $111 primarily consist of costs related to the sale and renovation of certain hotels, partially offset by the recovery of a working capital reserve related to SVC’s former agreement with Marriott International, Inc. previously deemed uncollectable and expensed in 2021. (4) SVC recorded a loss on asset impairment for the three months ended March 31, 2026 of $28,095 to reduce the carrying value of 21 net lease properties, and seven hotels, to their estimated fair value less costs to sell. SVC recorded a loss on asset impairment for the three months ended March 31, 2025 of $37,067 to reduce the carrying value of 16 hotels to their estimated fair value less costs to sell. (5) SVC recorded a net gain on sale of real estate for the three months ended March 31, 2026 of $1,355 in connection with the sales of two net lease properties and one hotel. SVC recorded a net gain on sale of real estate for the three months ended March 31, 2025 of $746 in connection with the sales of three net lease properties and four hotels. (6) SVC recorded a net loss on early extinguishment of debt during the three months ended March 31, 2026 of $51,871, in connection with a make-whole premium and the write off of unamortized deferred financing costs and discounts relating to the redemptions of $300,000 of 4.95% senior unsecured notes due 2027 and $700,000 of 8.375% senior guaranteed unsecured notes due 2029. (7) SVC is amortizing a liability it recorded for the fair value of its initial investment in Sonesta as a reduction to hotel operating expenses in its condensed consolidated statements of income (loss). SVC reduced hotel operating expenses by $621 for both of the three months ended March 31, 2026 and 2025, related to this liability.

35RETURN TO TABLE OF CONTENTS Non-GAAP Financial Measures SVC presents certain “non-GAAP financial measures” within the meaning of the applicable Securities and Exchange Commission, or SEC, rules, including FFO, Normalized FFO, CAD, EBITDA, EBITDAre and Adjusted EBITDAre, NOI, Cash Basis NOI, Hotel EBITDA and Adjusted Hotel EBITDA. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss) as indicators of SVC's operating performance or as measures of its liquidity. These measures should be considered in conjunction with net income (loss) as presented in SVC's condensed consolidated statements of income (loss). SVC considers these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net income (loss). SVC believes these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization expense, they may facilitate a comparison of its operating performance between periods and with other REITs and, in the case of NOI, Cash Basis NOI, Hotel EBITDA and Adjusted Hotel EBITDA, reflecting only those income and expense items that are generated and incurred at the property level may help both investors and management to understand the operations of its properties. FFO and Normalized FFO: SVC calculates funds from operations, or FFO, and normalized funds from operations, or Normalized FFO, as shown on page 31. FFO is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or Nareit, which is net income (loss), calculated in accordance with GAAP, excluding any gain or loss on sale of real estate and loss on impairment of real estate assets, if any, plus real estate depreciation and amortization, as well as adjustments to reflect SVC's share of FFO attributable to an investee and certain other adjustments currently not applicable to SVC. In calculating Normalized FFO, SVC adjusts for the items shown on page 31. FFO and Normalized FFO are among the factors considered by SVC's Board of Trustees when determining the amount of distributions to SVC's shareholders. Other factors include, but are not limited to, requirements to maintain SVC’s REIT distribution requirements, limitations in its debt agreements, the availability to SVC of debt and equity capital, SVC's distribution rate as a percentage of the trading price of its common shares, or dividend yield, and SVC’s dividend yield compared to the dividend yields of other REITs, SVC's expectation of its future capital requirements and operating performance and its expected needs for and availability of cash to pay its obligations. Other real estate companies and REITs may calculate FFO and Normalized FFO differently than SVC does. Cash Available for Distribution: SVC calculates cash available for distribution, or CAD, as shown on page 31. SVC defines CAD as Normalized FFO minus SVC’s proportionate share of Normalized FFO from its equity method investment, plus operating cash flow distributions from its equity method investment, if any, less real estate related capital expenditures and adjusted for other non-cash and nonrecurring items. CAD is among the factors considered by SVC's Board of Trustees when determining the amount of distributions to SVC's shareholders. Other real estate companies and REITs may calculate CAD differently than SVC does. EBITDA, EBITDAre and Adjusted EBITDAre: SVC calculates earnings before interest, taxes, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDAre, and Adjusted EBITDAre as shown on page 32. EBITDAre is calculated on the basis defined by Nareit, which is EBITDA, excluding gains and losses on the sale of real estate, loss on impairment of real estate assets, if any, and adjustments to reflect SVC's share of EBITDAre attributable to an investee. In calculating Adjusted EBITDAre, SVC adjusts for the items shown on page 32. Other real estate companies and REITs may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than SVC does. Hotel EBITDA and Adjusted Hotel EBITDA: SVC calculates Hotel EBITDA as hotel operating revenues less hotel operating expenses of all managed and leased hotels, prior to any adjustments required for presentation in its condensed consolidated statements of income (loss) in accordance with GAAP. Adjusted Hotel EBITDA excludes certain items SVC believes do not reflect the ongoing operating performance of SVC’s hotels. SVC believes that Hotel EBITDA and Adjusted Hotel EBITDA provide useful information to management and investors as a key measure of the profitability of its hotel operations. NOI and Cash Basis NOI: The calculations of NOI and Cash Basis NOI exclude certain components of net income (loss) in order to provide results that are more closely related to SVC's property level results of operations. SVC calculates NOI, as rental income on its net lease properties, less net lease operating expenses as presented in its condensed consolidated statements of income (loss) in accordance with GAAP. NOI excludes depreciation and amortization. SVC defines Cash Basis NOI as NOI excluding non-cash straight line rent adjustments, lease value amortization and lease termination fees, if any. SVC calculates NOI and Cash Basis NOI to evaluate individual and company-wide property level performance. Other real estate companies and REITs may calculate NOI and Cash Basis NOI differently than SVC does. Non-GAAP Financial Measures and Certain Definitions

36RETURN TO TABLE OF CONTENTS Non-GAAP Financial Measures and Certain Definitions (Continued) Other Definitions Adjusted Hotel EBITDA Margin: Adjusted Hotel EBITDA as a percentage of hotel operating revenues. Adjusted Total Assets and Total Unencumbered Assets: Adjusted total assets and total unencumbered assets include the original cost of real estate assets calculated in accordance with GAAP, before impairment write-downs, if any, and exclude depreciation and amortization, accounts receivable and intangible assets. Annualized Dividend Yield: Annualized dividend yield is the annualized dividend paid during the period divided by the closing price of SVC's common shares at the end of the period. Annualized Minimum Rent: Generally, SVC's lease agreements with its net lease tenants require payment of minimum rent to SVC. Certain of these minimum rent payment amounts are secured by full or limited guarantees. Annualized minimum rent represents cash amounts and excludes adjustments, if any, necessary to record scheduled rent changes on a straight line basis or any expense reimbursements. Annualized minimum rent for TA excludes the impact of rents prepaid by TA. Average Daily Rate: Average Daily Rate, or ADR, represents rooms revenue divided by the total number of room nights sold in a given period. ADR provides useful insight on pricing at SVC's hotels and is a measure widely used in the hotel industry. Cash Cap Rate: Represents the ratio of the in place annual minimum cash rent divided by the purchase price. Chain Scale: As characterized by STR Inc., a data benchmark and analytics provider for the lodging industry. Chain Scale segments are grouped primarily according to average room rates. Comparable Hotels Data: SVC presents RevPAR, ADR and occupancy for the periods presented on a comparable basis to facilitate comparisons between periods. SVC defines comparable hotels as those that it owned on March 31, 2026 and were open and operating for the entirety of the periods being compared. There were no non-comparable hotels in the periods presented. Consolidated Income Available for Debt Service: Consolidated income available for debt service, as defined in SVC's debt agreements, is earnings from operations excluding interest expense, depreciation and amortization, loss on asset impairment, unrealized appreciation on assets of properties held for sale, gains and losses on early extinguishment of debt, gains and losses on sales of property and amortization of deferred charges. Debt: Debt amounts reflect the principal balance as of the date reported. Net debt means total debt less unrestricted cash and cash equivalents as of the date reported. Earnings and Adjustments Attributable to an Investee: Represents SVC's proportionate share from its equity investment in Sonesta. Exit Hotels: Exit Hotels represents 15 hotels managed by Sonesta that are currently being marketed for sale. FF&E Reserves: FF&E Reserves, or FF&E Reserves from managed hotel operations, represent various percentages of total sales at certain of SVC's hotels that are escrowed as reserves for future renovations or refurbishments, or FF&E Reserve escrows. SVC owns all the FF&E Reserve escrows for its hotels. GAAP: is U.S. generally accepted accounting principles. GAAP Cap Rate: Represents the ratio of the annual average minimum cash rent over the life of the lease term divided by the purchase price. General and Administrative Expense Paid in Common Shares: Amounts represent the equity compensation for SVC’s Trustees, officers and certain other officers and employees of RMR. Gross Book Value of Real Estate Assets: Gross book value of real estate assets is real estate properties at cost plus acquisition related costs, if any, before purchase price allocations, less impairment write-downs, if any. Hotel Capital Improvements and FF&E Reserve Fundings: Generally include the replacement or upgrades of obsolete building components and expenditures that extend the useful life of existing assets or replacement of furniture, fixtures and equipment (FF&E). Investment: SVC defines hotel investment as historical cost of its properties plus capital improvements funded by it less impairment write-downs, if any, and excludes capital improvements made from FF&E Reserves funded from hotel operations that do not result in increases in SVC’s incentive threshold or owner’s priority returns. SVC defines net lease investment as historical cost of its properties plus capital improvements funded by SVC less impairment write-downs, if any.

37RETURN TO TABLE OF CONTENTS Non-GAAP Financial Measures and Certain Definitions (Continued) Lease Related Costs: Generally include capital expenditures used to improve tenants' space or amounts paid directly to tenants to improve their space and leasing related costs, such as brokerage commissions and tenant inducements. Occupancy: Occupancy represents the total number of room nights sold divided by the total number of room nights available at a hotel or group of hotels, and represents occupied properties as of the end of the period shown for net lease properties. Occupancy is an important measure of the utilization rate and demand of SVC's properties. Non-Cash Expenses: Non-cash expenses represent general and administrative expense paid in common shares and amortization of liabilities relating to SVC’s initial investment in Sonesta and its former investment in The RMR Group, Inc. Non-Cash Interest Expense: Non-cash interest expense represents amortization of debt issuance costs, discounts and premiums. Non-Cash Revenues: Non-cash revenues represent straight-line rent adjustments, lease value amortization, FF&E Reserves, including interest income earned, and the impact of rents prepaid by TA. Owner's Priority Return: Each of its management agreements or leases with hotel operators provides for payment to SVC of an annual owner’s priority return or minimum rent, respectively. Certain of these minimum payment amounts are secured by full or limited guarantees. In addition, certain of its hotel management agreements provide for payment to SVC of additional amounts to the extent of available cash flows as defined in the management agreement. Payments of these additional amounts are not guaranteed. Recurring Capital: Recurring Capital is capital expenditures excluding redevelopment and other activity. Redevelopment and Other Activities: Redevelopment and Other Activities generally include projects that reposition a property or result in new sources of revenue and other non-recurring capital expenditures. Rent Coverage: SVC defines rent coverage as earnings before interest, taxes, depreciation, amortization and rent, or EBITDAR, divided by the annual minimum rent due to SVC weighted by the minimum rent of the property to total minimum rents of the net lease portfolio. Tenants with no minimum rent required under the lease are excluded. EBITDAR amounts used to determine rent coverage are generally for the latest twelve-month period, based on the most recent operating information, if any, furnished by the tenant. Operating statements furnished by the tenant often are unaudited and, in certain cases, may not have been prepared in accordance with GAAP and are not independently verified by SVC. In instances where SVC does not have tenant financial information, it calculates an implied coverage ratio for the period based on other tenants with available financial statements operating the same brand or within the same industry. As a result, SVC believes using this implied coverage metric provides a more reasonable estimated representation of recent operating results and the financial condition for those tenants. Retained Hotels: Retained Hotels represents 53 hotels managed by Sonesta, 17 hotels managed by Hyatt Hotels Corporation, seven hotels managed by Radisson Hospitality, Inc. and one hotel managed by InterContinental Hotels Group, plc that SVC will continue to own after the Exit Hotels are sold. Revenue per Available Room: RevPAR represents rooms revenue divided by the total number of room nights available to guests for a given period. RevPAR is an industry metric correlated to occupancy and ADR and helps measure revenue performance over comparable periods. Rolling Four Quarter CAD: Represents CAD for the preceding twelve-month period as of the respective quarter end date. SOFR: SOFR is the secured overnight financing rate. Sonesta: Sonesta is Sonesta Holdco Corporation and its subsidiaries. Total Gross Assets: Total gross assets is total assets plus accumulated depreciation, including assets of properties held for sale. Weighted Average Lease Term: The average lease term in years weighted on annualized minimum rent.

38RETURN TO TABLE OF CONTENTS This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws that are subject to risks and uncertainties. These statements may include words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions. These forward- looking statements include, among others, statements regarding: SVC’s progress on advancing its strategic transformation to a predominantly necessity-based retail net lease REIT while significantly strengthening its financial profile; SVC’s ability to maintain operational execution as a priority as SVC continues its capital recycling program and active asset management across its hotel and net lease properties, and position itself to deliver long-term growth with its improved debt maturity ladder and more focused portfolio; SVC’s commitment to strengthen its cash flows for the benefit of its shareholders; SVC’s execution of additional hotel dispositions, including the expected timing thereof; and SVC's full year 2026 guidance and related assumptions, including with respect to the displacement as a result of hotel renovations. Forward-looking statements reflect management's current expectations, are based on judgments and assumptions, are inherently uncertain and are subject to risks, uncertainties and other factors, which could cause SVC's actual results, performance or achievements to differ materially from expected future results, performance or achievements expressed or implied in those forward-looking statements. Some of the risks, uncertainties and other factors that may cause SVC's actual results, performance or achievements to differ materially from those expressed or implied by forward- looking statements include, but are not limited to, the following: SVC's ability and the ability of SVC's tenants and managers to operate under unfavorable market and commercial real estate industry conditions due to, among other things, uncertainties surrounding interest rates and inflation, supply chain disruptions, emerging technologies, volatility in the public equity and debt markets, changing tariffs and trade policies and related uncertainty, geopolitical instability and tensions, pandemics, any U.S. government shutdown, economic downturns or a possible recession, labor market conditions or changes in real estate utilization; the ability of Sonesta to successfully operate the hotels it manages for SVC; SVC’s ability to repay or refinance its debts as they mature or otherwise become due; SVC’s ability to sell properties at prices it targets, and the timing of such sales; SVC’s ability to raise or appropriately balance the use of debt or equity capital; continued availability of borrowings under SVC’s revolving credit facility is subject to SVC satisfying certain financial covenants and other credit facility conditions; SVC's ability to maintain sufficient liquidity, including the availability of borrowings under its revolving credit facility and the VFN; SVC's ability to pay interest on and principal of its debt; whether and the extent to which SVC’s tenants and managers will pay the contractual amounts of returns, rents or other obligations due to SVC; the impact of changes in U.S. and foreign government administrative policies, including the imposition of or increases in tariffs and changes to existing trade agreements, on macroeconomic conditions, supply chains and the cost of products SVC’s operators use, and on the results of operations of SVC’s operators and SVC; competition within the commercial real estate, hotel, transportation and travel center and other industries in which SVC's tenants and managers operate, particularly in those markets in which SVC's properties are located; potential defaults under SVC’s leases and management agreements by its tenants and managers; SVC's ability to make cost-effective improvements to SVC's properties that enhance their appeal to net lease tenants and hotel guests; SVC's ability to pay distributions to its shareholders and to increase or sustain the amount of such distributions; SVC's ability to acquire properties that realize its targeted returns; SVC’s ability to identify properties that it wants to acquire or to negotiate acceptable purchase prices, acquisition financing terms, management agreements or lease terms for new properties, or ability to complete acquisitions; SVC's ability to increase rents at its net leased properties as SVC's leases expire and hotel room rates in excess of its operating expenses and to grow its business; SVC's ability to increase and maintain net lease property and hotel room occupancy at its properties; SVC’s ability to engage and retain qualified tenants and managers for its net lease properties and hotels on satisfactory terms; SVC's ability to diversify its sources of rents and returns that improve the security of its cash flows; SVC's credit ratings; the ability of SVC's manager, RMR, to successfully manage SVC; actual and potential conflicts of interest with SVC's related parties, including its Managing Trustees, Sonesta, RMR and others affiliated with them; SVC's ability to realize benefits from the scale, geographic diversity, strategic locations and variety of service levels of its hotels; limitations imposed by and SVC's ability to satisfy complex rules to maintain its qualification for taxation as a REIT for U.S. federal income tax purposes; compliance with, and changes to, federal, state and local laws and regulations, accounting rules, tax laws and similar matters; acts of terrorism, war or other hostilities, outbreaks of pandemics or other public health safety events or conditions, global climate change or other man-made or natural disasters beyond its control; and other matters. These risks, uncertainties and other factors are not exhaustive and should be read in conjunction with other cautionary statements that are included in SVC's periodic filings. The information contained in SVC's filings with the SEC, including under the caption "Risk Factors" in SVC's periodic reports, or incorporated therein, identifies important factors that could cause differences from SVC's forward-looking statements in this presentation. SVC's filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon SVC's forward-looking statements. Except as required by law, SVC does not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. Warning Concerning Forward-Looking Statements